FBR AMERICAN GAS INDEX FUND, INC.

Prospectus
August 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not judged whether this Fund is a good investment or whether the information in this prospectus is adequate or accurate.  Anyone who indicates otherwise is committing a Federal crime.

FBR FAMILY OF FUNDS
 4922 FAIRMONT AVENUE
BETHESDA, MARYLAND  20814
888.888.0025
funds@fbr.com
www.fbr.com/funds/

INVESTMENT ADVISER
FBR FUND  ADVISERS, INC.
 1001 Nineteenth Street North
Arlington, Virginia 22209

DISTRIBUTOR
FBR INVESTMENT SERVICES, INC..
 4922 FAIRMONT AVENUE
BETHESDA, MARYLAND  20814

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
FBR NATIONAL BANK & TRUST
 4922 Fairmont Avenue
Bethesda, Maryland  20814

SUB-TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

INDEPENDENT PUBLIC ACCOUNTANTS
TAIT, WELLER & BAKER
1818 Market Street
Philadelphia, PA 19103

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES, and RELATED RISKS

Fund Investment Objective. The investment objective of the FBR American Gas Index Fund (the "Fund") is income and capital appreciation.

Principal Investment Strategy. Designed as an index fund, the Fund intends to provide investment results that replicate the performance of the American Gas Association Stock Index ("Index"), an index maintained by the American Gas Association ("A.G.A."), a national trade association of natural gas companies.  The Index consists of approximately 70 publicly traded common stocks of natural gas distribution, gas pipeline, diversified gas, and combination gas and electric companies headquartered in the United States.  The stocks included in the Fund are chosen solely on the statistical basis of their weightings in the Index.

The Fund intends to invest under normal circumstances at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. No attempt is made to manage the Fund's portfolio actively in the traditional sense by using economic, financial or market analysis; nor will the adverse financial situation of a company directly result in its elimination from the portfolio unless the company is removed from the Index. The percentage of the Fund's assets to be invested in each company's stock contained within the Index is approximately the same as the percentage the stock represents in the Index. Each stock's proportion of the Index is based on that stock's market capitalization, that is, the number of shares outstanding multiplied by the market price of the stock.  Such computation is also weighted to reduce the effect of assets not connected with natural gas distribution and transmission revenue. To avoid deviation in the Fund's performance from the Index, the Fund will seek to invest substantially all of its assets in the stocks of the Index.  Although there is no predetermined acceptable range of deviation between the performance of the Index and that of the Fund, the Fund attempts to achieve a correlation of approximately 95% or better between its total return and that of the Index.  One-hundred percent correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Index.  If a deviation occurs, it may be the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses.

Up to 10% of the Fund's assets may be maintained in short-term investments to provide for liquidity. The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements.  The Fund may also hold these obligations in anticipation of share redemptions or pending investment of assets in accordance with the Fund's investment policies. Although not a principal investment strategy, the Fund may also lend portfolio securities for the purpose of earning additional income.

Principal Risks of Investing in the Fund. Because the Fund invests mostly in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by the Fund, can affect the Fund's performance. The values of equity securities fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets.  Holders of equity securities only have rights to value in the company after all the debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

Loss of money is a risk of investing in the Fund. The net asset value of the Fund will change daily and you may lose money.  As with any mutual fund, there is no guarantee that any of the Fund's performance will be positive over any period of time, either short-term or long-term. Also, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because of its narrow industry focus, the Fund's performance is tied closely to an affected by developments in the natural gas distribution and transmission industry. Among the primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. For example, major gas customers such as industrial users and electric power generators often have the ability to switch between the use of coal, oil or gas.  During periods when competing fuels are less expensive, the revenues of gas utility companies may decline with a corresponding impact on earnings. Weather is another risk that may affect the industry; a warmer winter could decrease the amount of gas used by heating customers and thereby reduce the earnings of companies that comprise the Index.  Additionally, the gas industry is also sensitive to increased interest rates because of the industry's capital intensive nature.  Typically, a significant portion of the financing of the industry's assets is obtained through debt.  As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows the Fund's performance for each of the last ten calendar years. The table shows how the Fund's average annual total returns for different calendar periods, both before and after taxes, compare to those of applicable indices.  Returns shown assume reinvestment of dividends and distributions.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.

Please note that each Fund's past performance, before and after taxes, is not necessarily an indication of how each Fund will perform in the future.

Best Quarter:  23.52%    3rd Qtr of 2000                   Worst Quarter:  (21.06)%    3rd Qtr of 2002

 The Fund's year-to-date total return as of June 30, 2003 was 13.33%.

Average Annual Total Returns For the periods ended December 31, 2002
	One Year	Five Year	Ten Year

Returns
Return Before Taxes	(23.93)%	0.48%	7.75%
Return After Taxes on Distributions	(24.99)%	(2.25)%	5.53%
Return After Taxes on Distributions and Sale of Fund Shares	(15.09)%	0.02%	5.86%

Indices*
Dow Jones Utility Average[1]	(23.33)%	(0.87)%	0.52%
A.G.A. Stock Index[2]	(21.37)%	3.58%	8.30%
S&P 500[3]	(22.09)%	(0.58)%	9.33%

* Investors should note that the indices are unmanaged, do not incur expenses and are not available for investment.  The performance of the indices do not include a deduction for fees, expenses, or taxes.

1The Dow Jones Utilities Index, a price weighted average of 15 utility companies listed on the New York Stock Exchange ("NYSE") and involved in the production of electrical energy

2 The A.G.A. Stock Index, a market capitalization weighted index adjusted monthly consisting of member companies of the A.G.A.

3 The S&P 500, a market capitalization weighted index of 500 stocks representing all major industries designed to represent the broad domestic economy through changes in aggregate market value.

FEES and EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	NONE
Maximum Deferred Sales Charge	NONE
Maximum Sales Charge Imposed on Reinvested Dividends	NONE
Redemption Fee on Shares held 90 days or less (as a percentage of the redemption amount)*	1.00%
Exchange Fee	NONE

* In addition, we charge a $15.00 redemption fee for all payments by wire made through the Fund's transfer agent.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees.................................................................................................................	0.400%
Other Expenses*....................................................................................................................	0.475%
Total Annual Fund Operating Expenses........................................................................	0.875%
Fee Waiver and Expense**	0.025%
NET EXPENSES**	0.850%

* "Other Expenses" includes an annual fee of 0.375% of the Fund's average net assets paid to FBR National Bank & Trust, the provider of transfer agency, dividend-disbursing, custodial and other shareholder services to the Fund.  The American Gas Association serves as administrator for the Fund.  As administrator, A.G.A. is responsible for maintaining the Fund's Index and providing the Fund with information concerning the natural gas industry.  For its services, A.G.A. is paid a fee of 0.10% of the Fund's average net assets.

**FBR Fund Advisers, Inc. (the "Adviser") has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the Fund to the extent annual fund operating expenses exceed 0.85% of the Fund's average daily net assets.  The Adviser has agreed to maintain this expense limitation through April 1, 2004.

If your monthly account balance averages $1,000 or less due to redemptions you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same.*  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 87	$ 277	$ 482	$ 1,076

* The example above assumes that the expense limitation agreement will only continue through April 1, 2004, the end of its current term.

FUND MANAGEMENT

FBR Fund Advisers, Inc., located at 1001 Nineteenth Street North, Arlington, VA  22209, serves as the Fund's investment adviser. Subject to the general supervision of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs.  An Adviser Group makes investment decisions, and therefore no one person is primarily responsible for making such decisions.

The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser.  As of June 30, 2003, it managed approximately $835 million in net assets on behalf of the Fund and the FBR Family of Funds.  The Adviser is a subsidiary of Friedman, Billings, Ramsey Group, Inc., a financial services holding company. The Adviser and its asset management affiliates manage approximately $8.1 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Pursuant to an Investment Advisory Agreement with the Fund for its services to the Fund, the Adviser is entitled to receive a monthly fee, at an annual rate of 0.40% of the average daily net assets of the Fund. The Adviser may periodically waive all or a portion of its advisory fee with the Fund. During the past fiscal year, the Fund paid advisory fees, after waivers, at the rate of 0.39%.

INVESTING IN THE FUND

All purchases and redemptions of a Fund's shares are made at the Fund's net asset value next determined after receipt of the order. You pay no sales charges to invest in the Fund.

Determination of Net Asset Value.  Your price for Fund shares is the Fund's net asset value per share, which is computed daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open (a "Business Day"). The Fund determines its net asset value by dividing the value of its net assets (i.e., assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value. The value of assets for which no quotations are readily available, including any restricted securities, are valued at fair value in good faith by, or at the direction of, the Board of Directors.

Purchase orders received by the Transfer Agent, FBR Investment Services, Inc. (the "Distributor"), or any dealer that has a sales agreement with the Distributor (an "Authorized Broker-Dealer") prior to the close of regular trading on the NYSE on any Business Day, are priced according to the applicable net asset value determined on that date.  Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the net asset value is next determined.

HOW TO BUY SHARES

General.  You may buy shares of the Fund on any Business Day. The minimum initial investment is $2,000 or $1,000 if the investment is for an IRA, or pension, profit-sharing or other employee benefit plans ("Retirement Plans"). Subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order or vary the initial and subsequent investment minimums at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, The Fund must obtain the following information:

  Your name;

  Physical residential address (although post office boxes are still permitted for mailing);

  Date of birth; and

  Social security number, taxpayer identification number, or other identifying number.

We may also ask for other information that will allow us to identify you or to see certain identifying documents.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services.  Additional information may be required to open accounts for corporations and other non-natural persons.

Effective October 1, 2003, Federal law prohibits the Fund from establishing new accounts unless it receives the minimum identifying information listed above.  The Fund also may be required to close your account if it is unable to verify your identity within a reasonable time.

Buying Shares Through the Distributor, Other Authorized Broker-Dealers or Investment Professionals.  You may buy shares through a brokerage account maintained with the Distributor or any Authorized Broker-Dealer. If you buy shares this way, the price will be the Fund's net asset value next determined after a purchase order is received by the Distributor or an Authorized Broker-Dealer. Payment is generally due on the next business day.  Please also note that you must provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Taxes."

To buy shares through the Distributor or an Authorized Broker-Dealer, you may send a check, wire or  Federal Reserve Draft. The Distributor or an investor's Authorized Broker-Dealer is responsible for forwarding purchase information and payment promptly to the Fund.

Shareholders whose shares are held through a brokerage account who desire to transfer such shares to another brokerage account should contact their current broker to effect the transfer.

Some broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals (collectively, "Investment Professionals") may charge their clients direct fees or impose conditions on investments in addition to or different from those described in this Prospectus. You should contact your Investment Professional concerning these fees and conditions (if any). Investment Professionals are solely responsible for promptly transmitting purchase and redemption orders to the Fund.

Buying Shares Through the Transfer Agent.  To purchase shares through the Fund's sub-transfer agent, Integrated Fund Services, Inc. ("Integrated" or "Transfer Agent"), you should complete the application (the "Account Application") accompanying this Prospectus and forward it with payment by check or Federal Reserve Draft payable to the order of "FBR American Gas Index Fund" c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio  45273-9704. You may make additional purchases of shares by mailing a check or Federal Reserve Draft payable to the order of "FBR American Gas Index Fund" to the same address. Federal Reserve Drafts are available at national banks or any state bank that is a member of the Federal Reserve System. If you pay for shares by check, the shares will be priced at the net asset value next determined after the Transfer Agent receives the check in proper form. No cash, money orders, traveler's checks, third party checks, credit card checks or other checks deemed to be high-risk checks will be accepted.

You may also buy shares by having your bank or broker wire Federal Funds to the Transfer Agent. The bank or broker may charge you a fee for this service. If you are sending Federal Funds by wire for an initial investment, please call the Transfer Agent at 888.888.0025 for instructions. You will still need to fully complete and sign the Application and mail it to us at the address shown above. The Transfer Agent will not process redemptions until it receives a fully completed and signed Application.

You should also notify the Transfer Agent before wiring funds for additional purchases.

Systematic Investment Plan.  The Systematic Investment Plan allows you to buy shares of the Fund at regular intervals. If your bank or other financial institution allows automatic withdrawals, you may buy shares by having a designated account debited in the specified amount once a month, on or about the twentieth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be used for participation in the Systematic Investment Plan. If you want to participate in the Systematic Investment Plan, please call the Transfer Agent at 888.888.0025 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of the Fund's shares, you should consider your financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No fee is currently charged or contemplated.

HOW TO REDEEM SHARES

General.  You may redeem (sell) your shares on any Business Day. When a Fund receives a request in proper form, it will redeem the shares at the next determined net asset value. The Fund generally does not impose any charges when you redeem your shares. However, if you redeem or exchange shares within 90 days or less of buying them, the Fund will charge a redemption fee of 1% of the amount redeemed.

The Fund will make payment for all shares redeemed within seven days after it receives a redemption request in proper form.  Ordinarily payment will be made within three days.  However, if you purchased Fund shares by check and then submit a redemption request by mail, the redemption proceeds will not be paid until your check has cleared, which may take up to 15 days.

Your account may be redeemed after 60 days written notice to you if your account's net asset value has fallen below $1,000 due to redemptions. If you receive notice that your account will be redeemed, you may avoid the redemption by investing additional amounts in your account to bring the balance over $1,000. You will not be required to redeem your account that has fallen below $1,000 due to market fluctuations.

Redeeming Through the Distributor, Authorized Broker-Dealers or Investment Professionals.  If you hold Fund shares through a brokerage account, you must submit redemption requests to your account executive or Authorized Broker-Dealer, either in person or by telephone, mail or wire. As the Funds' agent, the Distributor or another Authorized Broker-Dealer may honor a redemption request by repurchasing Fund shares from you at the shares' net asset value next computed after the Distributor or Authorized Broker-Dealer receives your request. Under normal circumstances, redemption proceeds will be paid by check or credited to your brokerage account within three days. The Distributor and Authorized Broker-Dealers are responsible for promptly sending redemption requests to the Transfer Agent.  You may also place redemption requests through an Investment Professional, who might charge a fee for this service.

REDEEMING THROUGH THE TRANSFER AGENT

Redemption In Writing.  If you do not hold shares through a brokerage account and you wish to redeem shares, you may redeem your shares through the Transfer Agent by sending a written request directly to: FBR American Gas Index Fund, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio  45273-9704.  Include the following information in your redemption request:

   the name of the Fund and account number you are redeeming from;

   your name(s) and address as it appears on your account;

   the dollar amount or number of shares you wish to redeem;

   your signature(s) as it appears on your account registration; and

   a daytime telephone number.

All persons in whose names the shares are registered must sign any request for redemption. We require a signature guarantee if the proceeds of the redemption would exceed $50,000, if the proceeds are not to be paid to the record owner at the address of record, or if the shareholder is a corporation, partnership, trust or fiduciary. We accept signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a MEDALLION program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING WILL NOT BE ACCEPTED. If you redeem shares within 30 days of a change in your address of record, a signature guarantee will be required. You may call the Transfer Agent at 888.888.0025 to determine whether a particular institution is eligible to guarantee your signature.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, additional documentation of authority is required for a redemption by a corporation, partnership, trust, fiduciary, executor or administrator.

Redemption By Telephone/Payment By Wire Transfer.  You may redeem shares by telephone if you elected this option on your initial Application, or if you have filed a Telephone Authorization with the Transfer Agent. You may obtain a Telephone Authorization from the Transfer Agent by calling 888.888.0025.

If you redeem shares by telephone, we will mail a check for the redemption proceeds to your registered address unless you have designated in your Application or Telephone Authorization that redemption proceeds are to be sent by wire transfer to a specific checking or savings account. In that case, if we receive a telephone redemption request before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), we will wire the redemption proceeds to your bank account on the next day that a wire transfer can be effected. We charge a transaction fee of $15.00 for payments by wire. The Distributor and the Transfer Agent reserve the right to refuse a telephone redemption if they consider doing so appropriate.

During times of drastic economic or market conditions, you may find it difficult contacting the Distributor or Authorized Broker-Dealers by telephone to request a redemption of Fund shares. In those cases, you should consider using the other redemption procedures described above. However, if you use these other redemption procedures, your redemption request may be processed at a later time than it would have been if you had redeemed your shares by telephone. During the delay, a Fund's net asset value may fluctuate.

The Fund will take measures to make sure that telephone instructions are genuine. These measures may include asking for your name, account number, social security or other taxpayer ID number and other relevant information, and following up with a written confirmation to the address of record. If the Fund does not use such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. If appropriate measures are taken, neither the Fund nor the Transfer Agent will be responsible for any losses that may occur to any account due to an unauthorized telephone call.

Automatic Withdrawal.  The Fund has an automatic withdrawal program, which allows you to withdraw a specified dollar amount (minimum of $100) on either a monthly or quarterly basis if you have a $10,000 minimum account balance. We will redeem shares in your account for this purpose. As with other redemptions, we will charge a 1% fee for shares held 90 days or less. You may obtain an application for automatic withdrawal from the Distributor or the Transfer Agent. You may cancel the automatic withdrawal at any time. The Fund or the Transfer Agent may modify or terminate this option at any time.

 SHAREHOLDER SERVICES

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

You may elect to reinvest dividends and capital gain distributions paid by the Fund in shares of any of the other FBR Funds (see "Exchange Privilege" for a current list of such funds).   Shares of an FBR Fund acquired in this manner are subject to the minimum initial investment for that FBR Fund. If the first purchase by cross-reinvestment is not large enough to meet the minimum for the FBR Fund you are acquiring, you may commit to continue cross-reinvestment until the value of your account with that FBR Fund reaches the minimum level. See the Account Application.

TAX-SHELTERED RETIREMENT PLANS

The Funds offer their shares to retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, 403(b) plans and defined contribution plans such as 401(k) Salary Reduction Plans. You may obtain detailed information concerning these plans from the Transfer Agent, including information on fees and taxes. You should read this information carefully, and it may be advisable for you to consult a tax adviser.

EXCHANGE PRIVILEGE
You may exchange shares of the Fund for shares of any of the following FBR Funds:

FBR Small Cap Financial Fund	FBR U.S. Government Bond Portfolio
FBR Financial Services Fund	FBR Tax-Free Money Market Portfolio,
FBR Small Cap Value Fund	FBR Maryland Tax-Free Portfolio
FBR Technology Fund	FBR Virginia Tax-Free Portfolio.
FBR Fund for Government Investors

You should obtain and read the current prospectus of the fund you want to acquire in an exchange by calling 888.888.0025. Please note that proceeds of shares exchanged within 90 days or less of purchase will be subject to a 1% redemption fee. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

If you wish to make an exchange, you may do so by sending a written request to the Transfer Agent. You will automatically be provided with telephone exchange privileges when you open your account, unless you indicate on the Account Application that you do not wish to use this privilege. You may add a telephone exchange feature to an existing account that previously did not provide for this option. A Telephone Exchange Authorization Form for this purpose is available from the Transfer Agent. Once this election has been made, you may simply contact the Transfer Agent at 888.888.0025 to request the exchange.

If you do not currently own shares of the FBR Fund whose shares you wish to acquire, we will establish a new account with the same registration, dividend and capital gains options as your current account. If you want different options for the new account, you must specify this in writing, with all signatures guaranteed as described above. See "Redemption In Writing".

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new FBR Fund, the dollar value of shares acquired must meet that fund's minimum investment for a new account; if the exchange is to an existing account, the dollar value must equal or exceed that fund's minimum for subsequent investments.  Any amount that remains in a Fund account after an exchange must not drop below the minimum account value required by the Fund.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS AND DISTRIBUTIONS

You may choose to have dividends and distributions of a Fund paid to you in (i) cash, (ii) additional shares of the Fund or (iii) shares of any other FBR Fund (See "Shareholder Services--Cross-Reinvestment of Dividends and Distributions.") You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.  Dividends and distributions will be paid in cash or reinvested at the net asset value per share calculated on the ex-dividend date.  Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

"Undeliverable" or "Uncashed" Dividend Checks

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

TAXES

Federal Taxes.  The Fund plans to distribute all of its net investment income and net realized capital gains, if any, in accordance with the requirements of the Code, so that the Fund will not be subject to U.S. federal income taxes or the 4% U.S. federal excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net realized short-term capital gains over its net realized long-term capital loss are taxable to you as ordinary income. These distributions are treated as ordinary income for federal income tax purposes, but only a portion of the amount may qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net realized long-term capital gains over its net realized short-term capital loss are designated as capital gains distributions and are generally taxable to shareholders as long-term capital gains, regardless of the length of time you have held your shares. Those distributions are not eligible for the dividends-received deduction. If you sell shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that you have received a capital gains distribution on those shares. Distributions will be treated in the same manner for U.S. federal income tax purposes whether you receive them in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of the preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service, the "IRS") by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Other Tax Information.  The information above is only a summary of some of the U.S. federal income tax consequences generally affecting the Fund and its U.S. shareholders, and we have made no attempt to discuss individual tax consequences. Before investing, you should also review the more detailed discussion of U.S. federal income tax considerations in the Statement of Additional Information. In addition to the U.S. federal income tax, you may be subject to state or local taxes on your investment in the Fund, depending on the laws of your state or local jurisdiction. IF YOU ARE CONSIDERING AN INVESTMENT IN THE FUND, YOU SHOULD CONSULT YOUR TAX ADVISER TO DETERMINE WHETHER THE FUND IS SUITABLE TO YOUR PARTICULAR TAX SITUATION.

When you sign your account application, you are asked pursuant to IRS regulations to provide your correct social security or taxpayer identification number and other required certifications. If you do not comply with IRS regulations, the IRS requires each Fund to withhold 28% of amounts distributed to you by the Fund as dividends or in redemption of your shares. Because your tax treatment as a shareholder depends on your purchase price and your individual tax position, you should keep your regular account statements for use in determining your tax.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended March 31, 2003, has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.  For all prior periods, the information provided was audited by another auditor.

	2003	2002	2001	2000	1999
Per Share Operating Performance
Net Asset Value, Beginning of Year	$ 15.53	$ 19.42	$ 16.93	$ 16.28	$ 18.59
Income from Investment Operations:
Net Investment Income	0.43	0.49	0.52	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(5.12)	(1.86)	5.00	2.07	(1.63)

Total from Investment Operations	(4.69)	(1.37)	5.52	2.59	(1.12)

Less Distributions:
Dividends (from net investment income)	(0.43)	(0.49)	(0.52)	(0.52)	(0.51)
Distributions (from net realized capital gain)	--	(2.03)	(2.51)	(1.42)	(0.68)

Total Distributions	(0.43)	(2.52)	(3.03)	(1.94)	(1.19)

Net Increase (Decrease) in Net Asset Value	(5.12)	(3.89)	2.49	0.65	(2.31)

Net Asset Value, End of Year	$ 10.41	$ 15.53	$ 19.42	$ 16.93	$ 16.28

Total Investment Return	(30.40)%	(5.90)%	32.88%	17.18%	(6.35)%

Ratios and Supplemental Data:
Net Assets at End of Year (in thousands)	$145,663	$224,681	$269,504	$194,493	$200,317
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets Before Reimbursement	0.86%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Income to Average Net Assets	3.58%	2.88%	2.77%	2.95%	2.84%
Portfolio Turnover Rate	39%	29%	38%	16%	10%

ADDITIONAL INFORMATION

FBR AMERICAN GAS INDEX FUND, INC.

Additional information about the Fund is available free of charge, upon request, in the following forms:

- Statement of Additional Information--additional information about the Fund's operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

- Annual Report--additional information about the Fund's investments and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

- Semi-Annual Report--additional information about the Fund's investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:	888.888.0025
By mail:	FBR American Gas Index Fund 1001 Nineteenth Street North Arlington, Virginia 22209
By e-mail:	funds@fbr.com
On the Internet:	www.fbr.com/funds/

Information about the Fund (including the Fund's Statement of Additional Information) can also be reviewed and copied at the Securities and Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202.942.8090. Reports and other information about the Fund are available on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

FBR American Gas Index Fund, Inc. Investment Company Act File No. 811-5702